SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2006

VitalTrust Business Development Corp.

Exact Name of Registrant Specified in Charter

Nevada	000-27277	88-0503197
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3000 Bayport Dr., Suite 910, Tampa, Florida 33623
(Address of Principal Executive Offices) (Zip Code)

(813)-785-2000
Registrant's telephone number, including area code:

Kairos Holdings Inc.
(Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departures of Directors and principal officers.

The V-P of Finance of the Company J. Ken Karegeannes resigns. Mr. Karegeannes resigned due to a change in management and has no disagreement with the auditors, the officers, or the board of directors.

Item 9.01 Financial Statement, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Resignation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VitalTrust Business Development Corp.

Date: August 11, 2006	By:	/s/ Charles Broes

Chairman and CEO